UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2012

Montavo, Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-29397

33-0619528

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

4957 Lakemont Blvd. Suite 239, Bellevue, WA 98006

(Address of principal executive offices)                        (Zip Code)

(425) 747-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 20, 2012, the Board of Directors and a majority of Shareholders of the Company approved a forward split of the Company’s common stock on a 1,000 for 1 basis, such that each shareholder shall receive 1 new share for each 1,000 shares held on the effective date.  The Company expects the stock split to be declared effective by FINRA the week of December 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAVO, INC.

Date: December 7, 2012

Brook Lang, CEO